EXHIBIT 10.8


                        CONSENT TO SUB-SUBLEASE AGREEMENT
                        ---------------------------------

                            (15060 VENTURA BOULEVARD)

                  This CONSENT TO SUB-SUBLEASE AGREEMENT (this "AGREEMENT") is made as of December 16, 2002, by and among ARDEN REALTY FINANCE III, L.L.C., a Delaware limited partnership ("LANDLORD"), and STOIC CAPITAL CORPORATION, a California corporation ("TENANT"), and VINCENT KODY PAPPADATO, an individual ("SUBTENANT I") and CASE FINANCIAL, INC., a California corporation ("SUBTENANT II").


                                R E C I T A L S :
                                - - - - - - - -


                  A. Reference is hereby made to that certain Standard Office Lease dated September 2, 1999, between Landlord and Tenant (the "LEASE"), for space on the second floor (the "PREMISES") in that certain office building located at 15060 Ventura Boulevard, Sherman Oaks, California (the "BUILDING").

                  B. Pursuant to the terms of Article 15 of the Lease, Tenant has requested Landlord's consent to that certain Standard Sublease, dated June 21, 2002, between Subtenant I and Subtenant II (the "SUBLEASE"), with respect to a subletting by Subtenant I, as more particularly described in the Sublease (the "SUBLET PREMISES"). A copy of the Sublease is attached hereto as EXHIBIT "A". Landlord is willing to consent to the Sublease on the terms and conditions contained herein.

                  C. Subtenant I and Subtenant II may be jointly referred to herein as "Subtenant."

                  D. All defined terms not otherwise expressly defined herein shall have the respective meanings given in the Lease.


                               A G R E E M E N T :
                               - - - - - - - - -


                  1. LANDLORD'S CONSENT. Landlord hereby consents to the Sublease; provided, however, notwithstanding anything contained in the Sublease to the contrary, such consent is granted by Landlord only upon the terms and conditions set forth in this Agreement. The Sublease is subject and subordinate to the Lease. Neither this Agreement nor the Sublease shall be construed to modify, waive or amend any of the terms, covenants and conditions of the Lease or to waive any breach thereof or any of Landlord's rights or remedies thereunder or to enlarge or increase any obligations of Landlord under the Lease. Landlord shall not be bound by any of the terms, covenants, conditions, provisions or agreements of the Sublease.

                  2. NON-RELEASE OF TENANT; FURTHER TRANSFERS. Neither the Sublease nor this consent thereto shall release or discharge Tenant from any liability, whether past, present or future, under the Lease or alter the primary liability of the Tenant to pay the rent and perform and comply with all of the obligations of Tenant to be performed under the Lease (including the payment of all bills rendered by Landlord for charges incurred by the Subtenant for services and materials supplied to the Sublet Premises). Neither the Sublease nor this consent thereto shall be construed as a waiver of Landlord's right to consent to any further subletting either by Tenant or by the Subtenant or to any assignment by Tenant of the Lease or assignment by the Subtenant of the Sublease, or as a consent to any portion of the Sublet Premises being used or occupied by any other party. Landlord may consent to subsequent sublettings and assignments of the Lease or the Sublease or any amendments or modifications thereto without notifying Tenant nor anyone else liable under the Lease and without obtaining their consent. No such action by Landlord shall relieve such persons from any liability to Landlord or otherwise with regard to the Sublet Premises.

                  3. RELATIONSHIP WITH LANDLORD. Tenant hereby assigns and transfers to Landlord the Tenant's interest in the Sublease and all rentals and income arising therefrom, subject to the terms of this Section 3. Landlord, by consenting to the Sublease agrees that until a default shall occur in the performance of Tenant's obligations under the Lease, Tenant may receive, collect and enjoy the rents accruing under the Sublease. In the event Tenant shall default in the performance of its obligations to Landlord under the Lease (whether or not Landlord terminates the Lease), however, Landlord may, at its option, by giving notice to Tenant, either (i) terminate the Sublease, (ii) elect to receive and collect, directly from Subtenant, all rent any other sums owing and to be owed under the Sublease, as further set forth in Section 3.1, below, and/or (iii) elect to succeed to Tenant's interest in the Sublease, and cause Subtenant to attorn to Landlord, as further set forth in Section 3.2, below.

                           3.1 LANDLORD'S ELECTION TO RECEIVE RENTS. Landlord
shall not, by reason of the Sublease, nor by reason of the collection of rents or any other sums from the Subtenant pursuant to Section 3(ii), above, be deemed liable to Subtenant for any failure of Tenant to perform and comply with any obligation of Tenant, and Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of any written notice from Landlord stating that a default exists in the performance of Tenant's obligations under the Lease, to pay to Landlord the rents and any other sums due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely upon any such statement and request from Landlord, and that Subtenant shall pay any such rents and any other sums to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall not have any right or claim against Subtenant for any such rents or any other sums so paid by Subtenant to Landlord. Landlord shall credit Tenant with any rent received by Landlord under such assignment but the acceptance of any payment on account of rent from the Subtenant as the result of any such default shall in no manner whatsoever be deemed an attornment by the Landlord to Subtenant or by Subtenant to Landlord, be deemed a waiver by Landlord of any provision of the Lease or serve to release Tenant from any liability under the terms, covenants, conditions, provisions or agreements under the Lease. Notwithstanding the foregoing, any payment of rent from the Subtenant directly to Landlord, regardless of the circumstances or reasons therefor, shall in no manner whatsoever be deemed an attornment by the Subtenant to Landlord in the absence of a specific written agreement signed by Landlord to such an effect.

                           3.2 LANDLORD'S ELECTION OF TENANT'S ATTORNMENT. In
the event Landlord elects, at its option, to cause Subtenant to attorn to Landlord pursuant to Section 3(iii), above, Landlord shall undertake the obligations of Tenant under the Sublease from the time of the exercise of the option, but Landlord shall not (i) be liable for any prepayment of more than one
(1) month's rent or any security deposit paid by Subtenant to Tenant, (ii) be liable for any previous act or omission of Tenant under the Sublease or for any other defaults of Tenant under the Sublease, (iii) be subject to any defenses or offsets previously accrued which Subtenant may have against Tenant, or (iv) be bound by any changes or modifications made to the Sublease without the written consent of Landlord.

                  4. GENERAL PROVISIONS.

                           4.1 CONSIDERATION FOR SUBLEASE. Tenant and Subtenant
represent and warrant that there are no additional payments of rent or any other consideration of any type payable by Subtenant to Tenant with regard to the Sublet Premises other than as disclosed in the Sublease.

                           4.2 BROKERAGE COMMISSION. Tenant and Subtenant
covenant and agree that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease and Tenant and Subtenant agree to protect, defend, indemnify and hold Landlord harmless from the same and from any cost or expense (including, but not limited to, attorney's fees) incurred by Landlord in resisting any claim for any such brokerage commission.

                           4.3 CONTROLLING LAW. The terms and provisions of this
Agreement shall be construed in accordance with and governed by the laws of the State of California.

                           4.4 BINDING EFFECT. This Agreement shall be binding
upon and inure to the benefit of the parties hereto, their heirs, successors and assigns. As used herein, the singular number includes the plural and the masculine gender includes the feminine and neuter.

                           4.5 CAPTIONS. The paragraph captions utilized herein
are in no way intended to interpret or limit the terms and conditions hereof; rather, they are intended for purposes of convenience only.

                           4.6 PARTIAL INVALIDITY. If any term, provision or
condition contained in this Agreement shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Agreement shall be valid and enforceable to the fullest extent possible permitted by law.

                           4.7 ATTORNEY'S FEES. If either party commences
litigation against the other for the specific performance of this Agreement, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

                           4.8 LANDLORD'S COSTS. Pursuant to Article 15(b) of
the Lease, upon execution of this Agreement, Subtenant I shall pay to Landlord Seven Hundred and Fifty Dollars ($750.00) for costs and reasonable attorney's fees incurred by Landlord in connection with Landlord's review and analysis of the Sublease.

         IN WITNESS WHEREOF, the parties have executed this Consent to Sublease Agreement as of the day and year first above written.

                                        "Landlord":

                                        ARDEN REALTY FINANCE III, LLC,
                                        a Maryland limited partnership

                                        By: ARDEN REALTY, INC.,
                                            a Maryland corporation
                                            Its: Sole General Partner

                                            By: /s/ Robert C. Peddicord
                                                --------------------------------
                                                Its: Robert C. Peddicord
                                                     Senior Vice President
                                                     Leasing and Operations

                                            By:
                                                --------------------------------
                                                Its:
                                                     ---------------------------

                                        "TENANT":

                                        STOIC CAPITAL CORPORATION,
                                        a California corporation

                                        By: /s/ signature
                                            ------------------------------------
                                            Its: President
                                                 -------------------------------

                                            By:
                                                --------------------------------
                                                Its:
                                                     ---------------------------

                                        "SUBTENANT I":

                                        /s/ Vincent Kody Pappadato
                                        ----------------------------------------
                                        VINCENT KODY PAPPADATO, an individual


                                        "SUBTENANT II":

                                        CASE FINANCIAL, INC.,
                                        a California corporation


                                        By: /s/ signature
                                            ------------------------------------
                                            Its: C.E.O.
                                                 -------------------------------

                                        By: /s/ signature
                                            ------------------------------------
                                            Its: C.I.O.
                                                 -------------------------------

                                    EXHIBIT A
                                    ---------

                                  THE SUBLEASE
                                  ------------

                                   [ATTACHED]

















                                    EXHIBIT A

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                STANDARD SUBLEASE
               (Short-form to be used with post 1995 AIREA leases)
 NOTE: DO NOT USE IF LESS THAN ENTIRE PREMISES ARE BEING SUBLET. FOR SITUATIONS
   WHERE THE PREMISES ARE TO BE OCCUPIED BY MORE THAN ONE TENANT OR SUBTENANT
                USE THE "STANDARD SUBLEASE--MULTI-TENANT" FORM)


1. BASIC PROVISIONS ("BASIC PROVISIONS").

     1.1 PARTIES: This Sublease ("SUBLEASE"), dated for reference purposes only June 21, 2002, is made and between Vincent Kody Pappadato, an individual ("SUBLESSOR") and Case Financial, Inc. ("SUBLESSEE"), collectively the "PARTIES", or individually a "PARTY").

     1.2 PREMISES: That certain real property, including all improvements therein, and commonly known by the street address of 15060 Ventura Boulevard, Suite 240, Sherman Oaks, California 91403 located in the County of Los Angeles, State of California and generally described as (describe briefly the nature of the property) office space consisting of approximately 3,565 rsf. ("PREMISES").

     1.3 TERM: Two (2) years and two (2) months commencing August 1, 2002 ("COMMENCEMENT DATE") and ending September 30, 2004 ("EXPIRATION DATE").

     1.4 EARLY POSSESSION: ("EARLY POSSESSION DATE").

     1.5 BASE RENT: $6,773.50 per month ("BASE RENT"), payable on the first
(1st) day of each month commencing July 15, 2002.

     1.6 BASE RENT AND OTHER MONIES PAID UPON EXECUTION:

          (a) BASE RENT: $6,773.50 for the period one month rent.

          (b) SECURITY DEPOSIT: $6,773.50 ("SECURITY DEPOSIT").

          (c) ASSOCIATION FEES: $None for the period _____________________.

          (d) OTHER: $None for ____________________.

          (e) TOTAL DUE UPON EXECUTION OF THIS LEASE: $13,547.00

     1.7 AGREED USE: General office

     1.8 REAL ESTATE BROKERS:

          (a) REPRESENTATION: The following real estate brokers ( the "BROKERS") and brokerage relationships exist in this transaction (check applicable boxes):

[ ] ______________ represents Sublessor exclusively ("SUBLESSOR'S BROKER");

[ ] ______________ represents Sublessee exclusively ("SUBLESSEE'S BROKER"); or

[X] Grubb & Ellis Company represents both Sublessor and Sublessee ("DUAL
AGENCY").

          (b) PAYMENT TO BROKERS: Upon execution and delivery of this Sublease by both Parties, Sublessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of *_______________ or __________% of the total Base
     Rent) for the brokerage services rendered by the Brokers. *per listing agreement

          1.9 GUARANTOR. The obligations of the Sublessee under this Sublease shall be guaranteed by None ("Guarantor").

          1.10 ATTACHMENTS. Attached hereto are the following, all of which constitute a part of this Sublease:
[X] an Addendum consisting of Paragraphs 1 through 10;
[X] a plot plan depicting the Premises;
[ ] a Work Letter;
[X] a copy of the Master Lease;
[X] other (specify): ADA, Haz Mat and Tax Disclosure/Bill of Sale for Furniture.

2. PREMISES.

     2.1 LETTING. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. Unless otherwise provided herein, any statement of size set forth in this Sublease, or that may have been used in calculating Rent, is an approximation which the Parties agree is reasonable and any payments based thereon are not subject to revision whether or not the actual size is more or less. NOTE: SUBLESSEE IS USED TO VERIFY THE ACTUAL SIZE PRIOR TO EXECUTING THIS SUBLEASE.

     2.2 CONDITION. Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("START DATE"), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), and any items which the Sublessor is obligated to construct pursuant to Work Letter attached hereto, if any, other than those constructed by Sublessee, shall be in good operating condition on said date. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Sublessor shall, as Sublessor's sole obligation with respect to such matter, except as otherwise provided in this Sublease, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Sublessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements. If Sublessee does not give Sublessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Sublessee at Sublessee's sole cost and expense.

     2.3 COMPLIANCE. Sublessor warrants that any improvements, alterations or utility installations made or installed by or on behalf of Sublessor to or on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the date that they were made or installed. Sublessor makes no warranty as to the use to which Sublessee will put the Premises or to modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Sublessee's use. NOTE: SUBLESSEE IS RESPONSIBLE FOR DETERMINING WHETHER OR NOT THE ZONING AND OTHER APPLICABLE REQUIREMENTS ARE APPROPRIATE FOR SUBLESSEE'S INTENDED USE, AND ACKNOWLEDGES THAT PAST USES OF THE PREMISES ANY NO LONGER BE ALLOWED. If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same.

     2.4 ACKNOWLEDGEMENTS. Sublessee acknowledges that: (a) it has been advised by Sublessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended use, (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Sublessor, Sublessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

     2.5 AMERICANS WITH DISABILITIES ACT. In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall be made at: [ ] Sublessor's expense [ ] Sublessee's expense.

3. POSSESSION.

     3.1 EARLY POSSESSION. If Sublessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Sublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

     3.2 DELAY IN COMMENCEMENT. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the Commencement Date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

     3.3 SUBLESSEE COMPLIANCE. Sublessor shall not be required to tender possession of the Premises to Sublessee until Sublessee complies with its obligation to provide evidence of insurance. Pending delivery of such evidence, Sublessee shall be required to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent, notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Sublessor may elect to withhold possession until such conditions are satisfied.

4. RENT AND OTHER CHARGES.

     4.1 RENT DEFINED. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("RENT"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

     4.2 UTILITIES. Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

5. SECURITY DEPOSIT. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

6. AGREED USE. The Premises shall be used and occupied only for general office and for no other purpose.

7. MASTER LEASE.

     7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "MASTER LEASE", wherein Arden Realty Finance III, L.L.C. is the lessor, hereinafter the "MASTER LESSOR".

     7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

     7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

     7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: NONE.

     7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the

"SUBLESSOR'S REMAINING OBLIGATIONS".

     7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

     7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

8. ASSIGNMENT OF SUBLEASE AND DEFAULT.

     8.1 Sublessor hereby assigns and transfers to Master Lessor Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

     8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. In the event, however, that the amount collected by Master Lessor exceeds Sublessor's obligations any such excess shall be refunded to Sublessor. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

     8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

     8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9. CONSENT OF MASTER LESSOR.

     9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

     9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

     9.3 In the event that Master Lessor does give such consent then:
          (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.
          (b) The acceptance of Rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.
          (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.
          (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

          (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.
          (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.
          (g) Unless directly contradicted by other provisions of this Sublease, the consent of Master Lessor to this Sublease shall not constitute an agreement to allow Sublessee to exercise any options which may have been granted to Sublessor in the Master Lease (see Paragraph 39.2 of the Master Lease).

     9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

     9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10. ADDITIONAL BROKERS COMMISSIONS.

     10.1 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.

     10.2 Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of :he execution of this Sublease.

     10.3 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.

     10.4 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

11. REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. The Parties each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Sublease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Sublessee and Sublessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including costs, expenses, attorneys' fees reasonably incurred with respect thereto.

12. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

13. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Sublease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Sublease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor or Sublessee under this Sublease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.


ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEES INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED

Executed at: Sherman Oaks, CA              Executed at: Encino, CA
on: 7-9-02                                 on: 7-2-02

By Sublessor:                              By Sublessee:
Vincent Kody Pappadato, an individual      Case Financial, Inc.

By: /s/ Vincent Pappadato                  By: /s/ Eric A. Alden
Name Printed: Vincent Pappadato            Name Printed: Eric A. Alden
Title:                                     Title: C.E.O.

By:                                        By:
Name Printed:                              Name Printed:
Title:                                     Title:
Address:                                   Address:
Telephone/Facsimile:                       Telephone/Facsimile:
Federal ID No.                             Federal ID No.

BROKER:                                    BROKER:
Grubb & Ellis Company                      Grubb & Ellis Company
Attn: Sam Monempour, Chris Baer            Attn: Stella Lee
Title:                                     Title:
Address: 15260 Ventura Blvd., Ste 1800     Address: 15260 Ventura Blvd.,
Sherman Oaks, CA 91403                     Ste. 1800 Sherman Oaks, CA 91403
Telephone/Facsimile: 818-332-2000/         Telephone/Facsimile: 818-332-2000/
                     818-788-6219                               818-788-6219
Federal ID No.                             Federal ID No.

Consent to the above Sublease is hereby given.

Executed at:                               Executed at:
on:                                        on:

By Master Lessor:                          By Guarantor(s):

----------------------------------------

                                           By:
-------------------------------------      Name Printed:

By:                                        Address:
Name Printed:
Title:

By:                                        By:
Name Printed:                              Name Printed:
Title:                                     Address:
Address:

Telephone/Facsimile:
Federal ID No.





NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower St., Suite 600, Los Angeles, CA 90017. (213) 687-8777.

(C)Copyright 1997 By American Industrial Real Estate Association. All rights reserved. No part of these works may be reproduced in any form without permission in writing.






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